Hartford Money Market HLS Fund

Summary Prospectus

Hartford HLS Funds

May 1, 2013

Class	Ticker

IA	HIAXX

IB	HBMXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.hartfordfunds.com/hlsprospectus. You can also get this information at no cost by calling (800)862-6668 or by sending an e-mail request to prospectus@hlsfunds.com. The Fund’s prospectus dated May 1, 2013 and statement of additional information dated May 1, 2013 along with the financial statements included in the Fund’s most recent annual report dated December 31, 2012 are incorporated into this summary prospectus by reference. The Fund’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:

The Fund seeks maximum current income consistent with liquidity and preservation of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level or by a qualified employee benefit plan and would be higher if such fees and expenses were included.  You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	IA	IB
Maximum sales charge (load) as a percentage of offering price	Not applicable	Not applicable
Maximum deferred sales charge (load)	Not applicable	Not applicable
Exchange fees	None	None

Annual Fund Operating Expenses

(expenses that are deducted from the fund’s assets)

	IA	IB
Management fees	0.40%	0.40%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.02%	0.02%
Total annual fund operating expenses	0.42%	0.67%

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$43	$135	$235	$530
IB	$68	$214	$373	$835

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to maintain a stable share price of $1.00.  The Fund seeks its goal by purchasing securities which the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), believes offer attractive returns relative to the risks undertaken.  The Fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management.  The Fund’s investments may include (1) banker’s acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.  The Fund may invest up to 100% of its net assets in securities of foreign issuers.

In certain market conditions, the Fund may be more allocated to lower-yielding securities.  The Fund will: (i) maintain a dollar-weighted average portfolio maturity of 60 days or less; and (ii) maintain a dollar-weighted average life to maturity of 120 days or less.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Stable NAV Risk - The risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Fund’s investment manager or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

Yield Risk — There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

The Fund is subject to certain other risks, which are described in the Fund’s prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Would be lower if the Fund’s investment manager and/or distributor had not agreed to reimburse expenses or waive fees, including all or a portion of distribution and service (12b-1) fees

•                  Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Shows the returns of the Fund’s Class IA shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  1.25% (3rd quarter, 2007)   Lowest  0.00% (4th quarter, 2012)

AVERAGE ANNUAL TOTAL RETURNS.  The table below shows returns for the Fund over time compared to those of a broad-based market index.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Average annual total returns for periods ending 12/31/12

Share Classes	1 Year	5 Years	10 Years
Class IA	0.00%	0.44%	1.62%
Class IB	0.00%	0.38%	1.47%
90-Day Treasury Bill Index
(reflects no deduction for fees, expenses or taxes)	0.09%	0.36%	1.62%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since

Robert Crusha, CFA	Senior Vice President	2002

Shannon Carbray, CFA	Vice President	2012

PURCHASE AND SALE OF FUND SHARES.  The Fund sells its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”) and Forethought Life Insurance Company (“Forethought”), and to certain qualified employee benefit plans.  You may invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract issued by a separate account or directly through a qualified employee benefit plan.  Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest.

TAX INFORMATION.  Under current law, qualified employee benefit plan participants and owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the employee benefit plan or variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity or variable life insurance contract, see the prospectus or other disclosure document for such variable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts and qualified employee benefit plans.  The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services.  These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract.  Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment.  Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information.  The disclosure document for your variable contract may contain additional information about these payments.

HLSSUM-MM13
May 1, 2013